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                                                                     EXHIBIT 3.1

                                 [LOGO] STATES
                                 [LOGO] OF
                                 [LOGO] JERSEY

                           COMPANIES (JERSEY) LAW 1991

                                 CERTIFICATE OF

                        INCORPORATION ON RE-REGISTRATION

                              OF A PRIVATE COMPANY

                               AS A PUBLIC COMPANY

                                                         REGISTERED NUMBER 62686

                              I HEREBY CERTIFY THAT

                           RANDGOLD RESOURCES LIMITED

FORMERLY REGISTERED AS A PRIVATE COMPANY, HAS, BY VIRTUE OF A SPECIAL RESOLUTION PASSED BY THE COMPANY ON 24TH JUNE 1997 BEEN RE-REGISTERED UNDER THE COMPANIES (JERSEY) LAW 1991 AS A PUBLIC COMPANY.

I FURTHER CERTIFY THAT THE CHANGE OF STATUS HAS EFFECT FROM THE DATE WHEN THE SPECIAL RESOLUTION WAS PASSED.

DATED THIS 1ST DAY OF JULY 1997.

CERTIFIED A TRUE COPY
        OF THE
    ORIGINAL HEREOF


/S/ DAVID J. HADDON
                                   /S/ SIGNATURE ILLEGIBLE
                                   DEPUTY REGISTRAR OF COMPANIES
GROUP SECRETARY

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                           COMPANIES (JERSEY) LAW 1991

                            COMPANY LIMITED BY SHARES

                            MEMORANDUM OF ASSOCIATION

                                       OF

                           RANDGOLD RESOURCES LIMITED

1.    The name of the Company is:- RANDGOLD RESOURCES LIMITED.

2. The Company shall have all the powers of a natural person, including but not limited to mining, exploration or prospecting.

3.    The liability of each member is limited.

4. The capital of the Company is US$20,000 divided into 2,000,000 Shares of US$0.01 each.

5. We, the persons whose names and addresses are hereunto subscribed, are desirous of being formed into a Company in pursuance of the above Memorandum of Association, and we respectively agree to take the numbers of shares in the capital of the Company noted opposite our respective names.

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                                       2

                                     Nos of
Name and Address of                  Shares
Subscriber                           taken                  Signature
----------                           -----                  ---------

Abacus (C.I.) Limited                  1
La Motte Chambers
St. Helier
Jersey
Channel Islands                                   /s/ SIGNATURE ILLEGIBLE
                                                  ------------------------------
                                                  Director

Abacus Investments                     1
(C.I.) Limited
La Motte Chambers
St. Helier
Jersey
Channel Islands                                   /s/ SIGNATURE ILLEGIBLE
                                                  ------------------------------
                                                  Director

Dated this 3rd day of August 1995

Witness to the above signatures                  /s/ Caroline McClelland
  Caroline McClelland (Secretary)

 Address:   La Motte Chambers
            St. Helier
            Jersey
            Channel Islands